UNITED STATES SECURITIES AND
EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 2016

TAUTACHROME INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 15, 2016, Tautachrome Inc. (the "Registrant") completed the acquisition (the "Acquisition") of Photosweep, LLC, an Arizona limited liability company ("Photosweep"). Photosweep is the developer and operator of a software application for mobile devices that allows each user to order prints of digital photographs on the user's mobile device to be delivered at such date and location in the United States that the user may specify.

Under the terms of the Acquisition, the Registrant paid $39,000 and issued 13 million shares of its common stock (the "Acquisition Shares") to acquire all the member interests in Photosweep (the "Member Interests") from Jeremy Snyder, Sara Snyder, Richard and Candice Snyder, Quazar Enterprises Limited and Carrington Capital Group Limited (the "Photosweep Members").

The number of Acquisition Shares issued for the Member Interests was determined by negotiation between the parties to the Acquisition and was approved by the Registrant's board of directors as being fair and in the best interest of the Registrant.

The Acquisition Shares were issued as fully paid and non-assessable under an exemption from registration provided by section 4(2) of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Each of the Photosweep Members has represented such member's intention to acquire the Acquisition Shares for investment only and not with a view to or for sale in connection with any distribution thereof. No general solicitation was made in connection with the offer or sale of the Acquisition Shares.

Item 7.01 Regulation FD Disclosure

On January 19, 2016, the Registrant issued a press release in the form attached to this Current Report on Form 8-K as Exhibit 99.1 (the "Press Release").

The information in Item 7.01 of this Current Report on Form 8-K, including the Press Release, shall not be deemed "filed" for any purpose and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Any financial statements that may be required by this Item 9.01 of Form 8-K, with respect to the Acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)	Pro Forma Financial Information.

Any pro forma financial information that may be required by this Item 9.01 of Form 8-K, with respect to the Acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)	Exhibits.

99.1	Press release of Tautachrome Inc., dated January 19, 2016

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME INC.

Date: January 19, 2016	By:	/s/ Jon N. Leonard
Jon N. Leonard
President & CEO